UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00834

Name of Registrant: Vanguard Windsor Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2016 – April 30, 2017

Item 1: Reports to Shareholders

Semiannual Report | April 30, 2017

Vanguard Windsor™ Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	2
Advisors’ Report.	6
Fund Profile.	10
Performance Summary.	12
Financial Statements.	13
About Your Fund’s Expenses.	27
Trustees Approve Advisory Arrangements.	29
Glossary.	31

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• Vanguard Windsor Fund returned nearly 15% for the six months ended April 30, 2017, ahead of the 11.69% return of its benchmark, the Russell 1000 Value Index, and the 12.70%
return of its multi-capitalization value fund peers.

• Growth stocks surpassed value stocks, while small-cap stocks exceeded mid- and large-caps.

• Windsor Fund’s two advisors invest in large- and mid-cap stocks they believe have the potential to recover well after being out of favor. Financials, the fund’s largest sector holding, contributed more than 6 percentage points to results and outperformed the benchmark sector return. Banks, asset managers, and investment banking and brokerage firms led the sector.

• Ten of 11 industry sectors posted positive results. Energy had the only negative outcome, returning about –1%. Within that sector, oil and gas exploration and production companies lagged the most.

Total Returns: Six Months Ended April 30, 2017
Total
Returns
Vanguard Windsor Fund
Investor Shares	14.87%
Admiral™ Shares	14.87
Russell 1000 Value Index	11.69
Multi-Cap Value Funds Average	12.70
Multi-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Windsor Fund	0.30%	0.20%	1.10%

The fund expense ratios shown are from the prospectus dated February 23, 2017, and represent estimated costs for the current fiscal year. For the six months ended April 30, 2017, the fund’s annualized expense ratios were 0.31% for Investor Shares and 0.20% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Multi-Cap Value Funds.

1

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

“Buy what you know.”

It’s one of the adages of investing, and it has plenty of intuitive appeal. After all, the familiar seems inherently less risky. It’s no wonder that many investors heavily tilt their portfolios toward the stocks and bonds of their home country. This is known in investing parlance as “home bias.”

U.S. investors sometimes think they can get all the global diversification they need by owning shares of U.S.-based multinational companies. And that may seem like the best of both worlds: international diversification without ever leaving the friendly confines of home.

The potential pitfall is that, as Vanguard research has suggested, the performance of a company’s shares tends to be highly correlated to its domestic market, regardless of where that company conducts most of its business.

Americans aren’t alone in being portfolio homebodies. Vanguard has found that in a range of developed countries—Australia, Canada, Japan, and the United Kingdom, as well as the United States—investors held a greater percentage of domestic stocks than would be indicated if they had taken their cues from a globally diversified, market-weighted benchmark. (You can see this tendency in the chart later in this letter.)

2

Why home bias exists

Vanguard’s Investment Strategy Group identified a range of reasons why investors might not embrace global diversification, including concerns about currency risk and an expectation that their home country will deliver outsized returns.

One factor we identified—preference for the familiar—seems particularly relevant. With so much global uncertainty about geopolitics, monetary policy, and the economic outlook, it’s understandable why investors may not want to stray too far from home.

But in their aversion to the unknown, investors can end up increasing, rather than lessening, their risks. That’s because they’re sacrificing broad global diversification—one of the best ways I know of to help control risk.

In many cases, individual country markets are much less diversified than the global market in total. Global investing, then, can be an answer for investors who want to reduce concentration risk. That can include overconcentration in a particular country, region, or industry.

And the good news is that global investing is easier than ever, thanks to the wide availability of low-cost, internationally diversified stock and bond funds. It’s possible, in a sense, to own the whole world with just a couple of funds.

Market Barometer
			Total Returns
		Periods Ended April 30, 2017
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	13.46%	18.03%	13.63%
Russell 2000 Index (Small-caps)	18.37	25.63	12.95
Russell 3000 Index (Broad U.S. market)	13.83	18.58	13.57
FTSE All-World ex US Index (International)	10.55	12.98	5.60

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-0.67%	0.83%	2.27%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.34	0.14	3.16
Citigroup Three-Month U.S. Treasury Bill Index	0.23	0.37	0.11

CPI
Consumer Price Index	1.16%	2.20%	1.22%

3

Expanding our opportunities

A key to overcoming home bias is reframing the way we look at investing outside our home countries. Take, for example, automakers or pharmaceutical companies. There are well-regarded firms in both industries located throughout the world. Over the next five years, nobody can know for sure whether a Japanese or U.S. or European company will produce a popular new sedan that outsells the competition or come up with new treatments to combat illness. So why not own them all? And that includes their bonds along with their stocks.

Full global diversification also allows you to capitalize on opportunities in both developed and emerging economies. Betting on which individual country—let alone company—will be the next market darling can be a fool’s errand.

A better choice can be to harness the potential of all markets. In my personal investment account, I have an emerging markets position that complements my developed-market holdings. Not only can global diversification help control risk, but it can also expand our set of opportunities among stocks and bonds.

Home bias shows investors across the world are fixated on the familiar

Investors often own a greater share of their home country’s stocks than would be indicated
by the allocations of a globally diversified, market-capitalization-weighted index fund.

Notes: Data as of December 31, 2014 (the latest available from the International Monetary Fund, or IMF), in U.S. dollars. Domestic investment is calculated by subtracting total foreign investment (as reported by the IMF) in a given country from its market capitalization in the MSCI All Country World Index. Given that the IMF data are voluntary, there may be some discrepancies between the market values in the survey and the MSCI ACWI.

Sources: Vanguard, based on data from the IMF’s Coordinated Portfolio Investment Survey (2014), Bloomberg, Thomson Reuters Datastream, and FactSet.

4

Ultimately, I believe we have the best chance for investment success by giving ourselves more opportunities, not fewer. Own the whole haystack and you never have to worry about finding the needle.

Thank you for entrusting your assets to Vanguard.

F. William McNabb III
Chairman and Chief Executive Officer
May 12, 2017

5

Advisors’ Report

For the fiscal period ended April 30, 2017, Investor Shares and lower-cost Admiral Shares of Vanguard Windsor Fund returned 14.87%. Your fund is managed by two independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage and amount of fund assets that each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the period and of how their portfolio positioning reflects this assessment. (Please note that the Pzena Investment Management discussion refers to industry sectors as defined by Russell classifications, rather than by the Global Industry Classification Standard used elsewhere in this report.)

These reports were prepared on May 16, 2017.

Vanguard Windsor Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	69	12,725	Seeks to provide long-term total returns above both the
Company LLP			S&P 500 and value-oriented indexes over a complete
			market cycle through bottom-up, fundamentally driven
			stock selection focused on undervalued securities.
Pzena Investment Management,	29	5,346	Uses a fundamental, bottom-up, deep-value-oriented
LLC			investment strategy. Seeks to buy good businesses at
			low prices, focusing exclusively on companies that are
			underperforming their historically demonstrated
			earnings power.
Cash Investments	2	260	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor also may maintain a modest cash
			position.

6

Equity markets have provided strong returns over the past six months, following the U.S. presidential election in November. Consumer and business confidence strengthened on expectations of improved economic growth, less-burdensome regulatory oversight, fiscal stimulus, and tax reform. So far, this has outweighed fears of trade protectionism and increased geopolitical uncertainty.

The Standard & Poor’s 500 Index returned 13.3%. Market leadership shifted toward growth stocks as first-quarter U.S. GDP remained sluggish, Republicans struggled to unify behind health care reform, and investors took a slightly more skeptical view of the Trump reflation trade—the view that President Donald Trump’s policies will spur economic growth and inflation.

Our large overweight in the financial sector, particularly in banks, was fruitful. Banks could benefit from policy action from the new administration. For instance, earnings sensitivity to higher interest rates, lower tax rates, reduced regulatory costs, and higher loan growth would be positive for banks such as Comerica and Bank of America.

As these expectations became more fairly reflected in stock prices, we took advantage of the strength to reduce our relative overweight in the sector.

Information technology was another strong area of relative performance. Micron returned more than 60% and Lam Research more than 50% as the market for semiconductor memory tightened. Consensus estimates for Micron’s earnings in its upcoming fiscal year tripled during the six months. Broadcom and Skyworks Solutions, other large semiconductor holdings, returned over 30%. Despite the strong moves, these stocks all still sell at significantly lower forward price-earnings multiples than the broader market.

In materials, we enjoyed good relative returns with our chemical and fertilizer investments. We made a timely sale of our entire stake in CF Industries at prices well above current levels, as we grew concerned about tougher nitrogen fundamentals.

We are underweighted in the consumer discretionary sector, notably in retail where deflationary pressures have intensified. However, our patience with Norwegian Cruise Lines was rewarded. And we benefited from being relatively underweighted in the defensive consumer staples and utilities sectors, which considerably trailed the overall market.

One of our worst sectors, both on a relative and absolute basis, was energy. A rally in the price of crude oil following OPEC’s November agreement to cut production could not be sustained as global inventories have declined less than anticipated and U.S. shale producers again ramped up their drilling. We have pared our overall exposure to the sector and

7

continue with our preference for low-cost producers, such as Pioneer Natural Resources, that are positioned to gain market share.

We had adverse stock selection in two other sectors, health care and industrials. In health care, the election of Trump provided no relief from pressures on generic drug prices. We have relatively small positions in both Mylan and Teva Pharmaceutical Industries, which have faced numerous challenges, but we think poor investor sentiment has been priced into the stocks. Overall, we are roughly neutral weight in health care to the S&P 500 Index, with a slight preference for services and providers that could benefit as the uncertainties surrounding health care reform are resolved.

In industrials, we—and the company’s former management—badly misjudged Hertz’s challenges in executing a plan to improve profitability. We painfully eliminated our holding at a significant loss but would note that the stock has moved significantly lower since then.

Early last year it seemed to us the most obvious mispriced opportunity in the equity market was in more volatile stocks. By midyear, with the portfolio tilted in favor of cyclicals, the valuation pendulum began to swing back in our favor. The election result, and the coincident surge in optimism, reinforced the move. As you might expect, we have responded by tacking in the opposite direction. With the profit-taking in the energy and financial sectors, and new purchases that have improved relative valuations, including Nippon Telegraph & Telephone in telecommunication services, Sempra Energy in utilities, and Post Holdings in consumer staples, we have meaningfully reduced our overweight to the more cyclical sectors since last summer.

Pzena Investment Management, LLC

Portfolio Managers:

Richard Pzena, Managing Principal
and Co-Chief Investment Officer

John J. Flynn, Principal

Benjamin S. Silver, CFA, CPA, Principal

The market rotation that began in early 2016 out of so-called bond proxies and into economically sensitive sectors continued and accelerated after the U.S. election, as the market anticipated that the new administration would lower taxes, increase infrastructure spending, and reduce regulation.

During the six months, our portfolio benefited from strength in the financial services and producer durables industries. Among our top individual contributors were Bank of America, JPMorgan Chase, Morgan Stanley, Citigroup, and Goldman Sachs, all of which reported strong earnings on a combination of higher rates and increased capital market activities. Producer durables was led by Parker-Hannifin, a leading manufacturer of motion and control systems, which reported strong bookings and raised its full-year earnings guidance. Stanley Black & Decker also rose on continued share gains in its core power tools business.

8

We outperformed in energy, the weakest sector, despite the decline in Cenovus Energy, which fell on its announced buyout of ConocoPhillips’ oil sands interest. In technology, Qualcomm, a designer of integrated chipsets for smartphones and patent holder of 3G/4G cellular technology, declined on weak first-quarter earnings and continued legal disputes.

We initiated a position in Cognizant Technology Solutions, a U.S.-listed Indian IT services company that has nearly 80% of its revenue coming from North America and 98% from existing clients. We believe Cognizant offers a compelling value proposition because of much lower costs for Indian IT labor.

Another new position, Avangrid, is a regulated utility operating in the northeastern United States with a wind renewable energy portfolio. The company is under-levered relative to its peers, and we believe the combination of a growing regulated and renewable business presents an attractive utility investment.

With pharmaceutical drug pricing and health care spending garnering more attention in the presidential election, we saw more health care names appear on our research screens. The addition of Mylan, McKesson, and Cardinal Health represent the outcome of some of this work. Mylan is a leading generic drug manufacturer viewed as best in class operationally. The stock came under pressure as the company was scrutinized for aggressive pricing of its EpiPen product. We believe that the stock price reaction ignores the value of the generics business and that even with very conservative estimates around the EpiPen franchise, the stock is attractive at 10 times our estimate of normal earnings.

McKesson and Cardinal are two of the three leading U.S. pharmaceutical distributors. In 2016, however, drug price inflation slowed, resulting in a margin challenge. We believe margins and competition will normalize over time; the weakness has given us the opportunity to invest in capital businesses operating in a good industry structure at an attractive valuation.

To fund our new purchases, we modestly trimmed some financial positions, mainly Bank of America, Voya Financial, and Regions Financial, and we sold out of our position in Comerica. We also sold utility company Entergy, along with Hilton Grand Vacations, and Park Hotels & Resorts, both of which had been spun out from Hilton Worldwide Holdings, which we continue to hold.

We trimmed Microsoft and Seagate Technology, two incumbent technology companies that have proven resilient in the customer shift to the cloud. Valuation spreads remain wide and, looking at past cycles, we conclude that we are still in the foothills of the current value upswing. Our largest positions remain in financial services and technology, at the expense of consumer staples and utilities.

9

Windsor Fund

Fund Profile
As of April 30, 2017

Share-Class Characteristics

	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWNDX	VWNEX
Expense Ratio[1]	0.30%	0.20%
30-Day SEC Yield	1.64%	1.74%

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		1000	Market
		Value	FA
	Fund	Index	Index
Number of Stocks	140	694	3,788
Median Market Cap	$31.5B	$60.0B	$58.1B
Price/Earnings Ratio	25.2x	24.5x	27.1x
Price/Book Ratio	1.9x	1.9x	2.8x
Return on Equity	11.2%	10.2%	24.8%
Earnings Growth
Rate	6.8%	4.8%	9.8%
Dividend Yield	1.9%	2.4%	1.8%
Foreign Holdings	6.8%	0.0%	0.0%
Turnover Rate
(Annualized)	26%	—	—
Short-Term
Reserves	1.7%	—	—

Volatility Measures
	Russell	DJ
	1000	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	0.93	0.93
Beta	1.14	1.13

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Bank of America Corp.	Diversified Banks	2.1%
American International
Group Inc.	Multi-line Insurance	2.0
Citigroup Inc.	Diversified Banks	1.9
XL Group Ltd.	Property & Casualty
	Insurance	1.8
Broadcom Ltd.	Semiconductors	1.7
MetLife Inc.	Life & Health
	Insurance	1.7
Bristol-Myers Squibb Co. Pharmaceuticals		1.6
UnitedHealth Group Inc.	Managed Health
	Care	1.5
Medtronic plc	Health Care
	Equipment	1.5
Arrow Electronics Inc.	Technology
	Distributors	1.5
Top Ten		17.3%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 23, 2017, and represent estimated costs for the current fiscal year. For the six months ended April 30, 2017, the annualized expense ratios were 0.31% for Investor Shares and 0.20% for Admiral Shares.

10

Windsor Fund

Sector Diversification (% of equity exposure)

			DJ
			U.S.
		Russell	Total
		1000	Market
		Value	FA
	Fund	Index	Index
Consumer
Discretionary	11.0%	4.6%	12.9%
Consumer Staples	4.3	8.5	8.2
Energy	8.7	11.9	5.9
Financials	25.6	26.3	14.6
Health Care	12.7	10.9	13.4
Industrials	9.1	10.3	10.8
Information
Technology	18.0	10.1	21.5
Materials	3.4	2.9	3.4
Real Estate	3.3	4.7	4.1
Telecommunication
Services	1.0	3.5	2.0
Utilities	2.9	6.3	3.2

11

Windsor Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 2006, Through April 30, 2017

Average Annual Total Returns: Periods Ended March 31, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	10/23/1958	21.48%	13.05%	5.92%
Admiral Shares	11/12/2001	21.61	13.16	6.03

See Financial Highlights for dividend and capital gains information.

12

Windsor Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (97.2%)[1]
Consumer Discretionary (10.7%)
	Delphi Automotive plc	2,977,884	239,422
*	Norwegian Cruise Line
	Holdings Ltd.	3,571,581	192,615
	Newell Brands Inc.	3,494,430	166,824
*	SES SA Class A	7,473,613	163,348
	Expedia Inc.	1,093,320	146,199
	DR Horton Inc.	3,992,000	131,297
	Lennar Corp. Class A	2,529,220	127,726
	Omnicom Group Inc.	1,233,100	101,262
	VF Corp.	1,824,500	99,672
	TJX Cos. Inc.	1,130,887	88,933
	Hilton Worldwide
	Holdings Inc.	1,450,516	85,537
	Ford Motor Co.	7,371,550	84,552
	Staples Inc.	7,849,780	76,692
*	Toll Brothers Inc.	1,989,900	71,616
	News Corp. Class A	5,447,250	69,289
	Interpublic Group of
	Cos. Inc.	2,254,250	53,133
	Lowe’s Cos. Inc.	518,400	44,002
	Kohl’s Corp.	343,475	13,406
			1,955,525
Consumer Staples (4.1%)
	British American
	Tobacco plc	3,470,800	234,499
	Ingredion Inc.	1,143,150	141,545
	Wal-Mart Stores Inc.	1,520,350	114,300
	Coty Inc. Class A	5,507,518	98,309
*	Post Holdings Inc.	949,600	79,947
	Kellogg Co.	625,000	44,375
	CVS Health Corp.	522,225	43,052
			756,027
Energy (8.4%)
	Pioneer Natural
	Resources Co.	1,415,907	244,938
	Royal Dutch Shell
	plc ADR	4,062,455	212,019
	Halliburton Co.	4,167,146	191,189

	Anadarko Petroleum Corp.	3,055,385	174,218
	Exxon Mobil Corp.	1,999,470	163,257
*	Concho Resources Inc.	1,138,375	144,186
	BP plc ADR	3,467,825	119,016
	ConocoPhillips	1,668,125	79,920
	Canadian Natural
	Resources Ltd.	1,774,268	56,546
	Murphy Oil Corp.	1,836,625	48,083
	Cenovus Energy Inc.	3,809,713	38,021
	Valero Energy Corp.	532,000	34,372
	Baker Hughes Inc.	404,150	23,994
*	Southwestern Energy Co.	2,455,500	18,441
*,^	Cobalt International
	Energy Inc.	1,505,692	589
			1,548,789
Financials (24.9%)
	Bank of America Corp.	16,389,357	382,527
	American International
	Group Inc.	5,922,351	360,730
	Citigroup Inc.	5,837,196	345,095
	XL Group Ltd.	7,845,875	328,350
	MetLife Inc.	6,031,475	312,491
	Wells Fargo & Co.	4,926,005	265,216
	Unum Group	4,369,669	202,447
	Comerica Inc.	2,698,835	190,808
	Principal Financial
	Group Inc.	2,682,499	174,711
	PNC Financial Services
	Group Inc.	1,427,632	170,959
	JPMorgan Chase & Co.	1,854,541	161,345
	Intercontinental
	Exchange Inc.	2,104,645	126,700
	Franklin Resources Inc.	2,695,150	116,188
	Morgan Stanley	2,641,841	114,577
	Goldman Sachs Group Inc.	493,525	110,451
	Voya Financial Inc.	2,893,875	108,173
	Ameriprise Financial Inc.	842,324	107,691
	M&T Bank Corp.	608,308	94,537
	Capital One Financial Corp.	1,168,511	93,925
	Axis Capital Holdings Ltd.	1,418,271	93,464
	UBS Group AG	5,063,558	86,131

13

Windsor Fund

			Market
			Value•
		Shares	($000)
	State Street Corp.	1,023,350	85,859
	Regions Financial Corp.	5,913,150	81,306
	Zions Bancorporation	1,854,972	74,254
	Allstate Corp.	711,097	57,805
	KeyCorp	3,143,625	57,340
	Citizens Financial
	Group Inc.	1,542,220	56,615
	Torchmark Corp.	694,384	53,266
	Fifth Third Bancorp	2,159,384	52,754
	Raymond James
	Financial Inc.	403,349	30,057
	Willis Towers Watson plc	205,562	27,262
	Invesco Ltd.	695,225	22,901
*	Genworth Financial Inc.
	Class A	2,832,750	11,444
			4,557,379
Health Care (12.3%)
	Bristol-Myers Squibb Co.	5,230,816	293,187
	UnitedHealth Group Inc.	1,550,392	271,133
	Medtronic plc	3,259,035	270,793
	Merck & Co. Inc.	3,280,954	204,502
	McKesson Corp.	1,352,263	187,005
	Allergan plc	765,967	186,789
*	HCA Holdings Inc.	1,635,349	137,713
*	Mylan NV	3,402,389	127,079
	Cigna Corp.	784,816	122,722
	Johnson & Johnson	799,225	98,680
*	Biogen Inc.	342,629	92,924
	Eli Lilly & Co.	899,440	73,808
	Pfizer Inc.	1,643,275	55,740
	Abbott Laboratories	1,222,510	53,350
	Teva Pharmaceutical
	Industries Ltd. ADR	1,613,893	50,967
	Cardinal Health Inc.	345,150	25,054
			2,251,446
Industrials (8.8%)
	Eaton Corp. plc	3,460,790	261,774
	Honeywell International
	Inc.	1,676,397	219,843
*	IHS Markit Ltd.	4,469,783	193,989
	Raytheon Co.	942,847	146,339
	Stanley Black & Decker Inc.	991,300	134,966
	Dover Corp.	1,596,742	125,951
*	Sensata Technologies
	Holding NV	2,789,831	114,885
	Parker-Hannifin Corp.	663,360	106,668
	JB Hunt Transport
	Services Inc.	1,146,800	102,822
*	Schneider National Inc.
	Class B	2,708,800	51,413

	Kansas City Southern	497,885	44,845
*	Swift Transportation Co.	1,822,214	44,790
	American Airlines Group
	Inc.	906,054	38,616
	L3 Technologies Inc.	166,050	28,522
			1,615,423
Information Technology (17.4%)
	Broadcom Ltd.	1,420,245	313,604
*	Arrow Electronics Inc.	3,777,344	266,303
	Lam Research Corp.	1,749,532	253,420
	QUALCOMM Inc.	4,205,917	226,026
	Apple Inc.	1,496,917	215,032
	Skyworks Solutions Inc.	2,131,365	212,582
*	CommScope Holding
	Co. Inc.	5,003,880	210,363
	Cisco Systems Inc.	6,164,687	210,031
	Harris Corp.	1,870,115	209,247
*	Micron Technology Inc.	7,124,807	197,143
	Oracle Corp.	3,473,300	156,160
*	VeriSign Inc.	1,412,500	125,599
	Intel Corp.	2,816,600	101,820
*	Alphabet Inc. Class A	94,306	87,188
	Microsoft Corp.	1,222,875	83,718
*	Cognizant Technology
	Solutions Corp. Class A	1,364,386	82,177
	Hewlett Packard
	Enterprise Co.	4,242,550	79,039
	TE Connectivity Ltd.	721,024	55,786
	Seagate Technology plc	1,297,862	54,679
*	DXC Technology Co.	364,452	27,458
*	NXP Semiconductors NV	186,262	19,697
			3,187,072
Materials (3.3%)
	Celanese Corp. Class A	2,292,505	199,540
	International Paper Co.	2,880,800	155,477
	PPG Industries Inc.	1,209,221	132,821
	Methanex Corp.	2,521,709	115,746
			603,584
Other (0.4%)
2	Vanguard Value ETF	703,525	67,074

Real Estate (3.2%)
	American Tower
	Corporation	2,000,165	251,901
	Weyerhaeuser Co.	5,465,341	185,111
	Public Storage	512,078	107,219
	Boston Properties Inc.	377,528	47,795
			592,026

14

Windsor Fund

			Market
			Value•
		Shares	($000)
Telecommunication Services (0.9%)
	Nippon Telegraph &
	Telephone Corp.	3,341,700	143,211
	AT&T Inc.	815,225	32,307
			175,518
Utilities (2.8%)
	NextEra Energy Inc.	1,121,565	149,796
	PG&E Corp.	2,000,714	134,148
	Sempra Energy	715,700	80,888
	Edison International	852,150	68,146
	Avangrid Inc.	1,258,907	54,763
	Entergy Corp.	367,502	28,026
			515,767
Total Common Stocks
(Cost $13,303,397)			17,825,630
Temporary Cash Investments (2.8%)[1]
Money Market Fund (1.6%)
[3,4]	Vanguard Market
	Liquidity Fund,
	1.034%	2,903	290,315

		Face
		Amount
		($000)
Repurchase Agreement (0.7%)
	Bank of America
	Securities, LLC 0.790%,
	5/1/17 (Dated 4/28/17,
	Repurchase Value
	$128,508,000, collateralized
	by Government National
	Mortgage Assn. 3.50%,
	10/20/46–4/20/47, with a
	value of $131,070,000)	128,500	128,500

U.S. Government and Agency Obligations (0.5%)
5	Federal Home Loan Bank
	Discount Notes,
	0.771%, 5/31/17	75,000	74,954
6	United States Treasury Bill,
	0.564%, 5/4/17	2,500	2,500

6	United States Treasury Bill,
	0.713%, 5/11/17	2,000	2,000
6	United States Treasury Bill,
	0.738%, 6/1/17	5,000	4,997
	United States Treasury Bill,
	0.736%, 6/15/17	1,000	999
6	United States Treasury Bill,
	0.592%, 7/13/17	400	399
			85,849
Total Temporary Cash Investments
	(Cost $504,652)		504,664
	Total Investments (100.0%)
	(Cost $13,808,049)		18,330,294

			Amount
			($000)
Other Assets and Liabilities (0.0%)
	Other Assets
	Investment in Vanguard		1,255
	Receivables for Investment
Securities Sold			127,257
	Receivables for Accrued Income		17,849
Receivables for Capital Shares Issued			17,789
	Other Assets		10,649
	Total Other Assets		174,799
	Liabilities
	Payables for Investment
Securities Purchased			(132,398)
	Collateral for Securities on Loan		(858)
	Payables to Investment Advisor		(3,353)
Payables for Capital Shares Redeemed			(4,922)
	Payables to Vanguard		(28,999)
	Other Liabilities		(3,453)
	Total Liabilities		(173,983)
	Net Assets (100%)		18,331,110

15

Windsor Fund

At April 30, 2017, net assets consisted of:

Amount
($000)
Paid-in Capital	13,603,846
Undistributed Net Investment Income	67,127
Accumulated Net Realized Gains	139,631
Unrealized Appreciation (Depreciation)
Investment Securities	4,522,245
Futures Contracts	1,201
Forward Currency Contracts	(3,018)
Foreign Currencies	78
Net Assets	18,331,110

Investor Shares—Net Assets
Applicable to 239,724,950 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	5,210,556
Net Asset Value Per Share—
Investor Shares	$21.74

Admiral Shares—Net Assets
Applicable to 178,944,117 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	13,120,554
Net Asset Value Per Share—
Admiral Shares	$73.32

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $335,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.3% and 1.7%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
4 Includes $858,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 Securities with a value of $7,797,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

16

Windsor Fund

Statement of Operations

Six Months Ended
April 30, 2017
($000)
Investment Income
Income
Dividends[1,2]	172,729
Interest[2]	1,304
Securities Lending—Net	190
Total Income	174,223
Expenses
Investment Advisory Fees—Note B
Basic Fee	11,454
Performance Adjustment	(4,816)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	5,365
Management and Administrative—Admiral Shares	7,699
Marketing and Distribution—Investor Shares	404
Marketing and Distribution—Admiral Shares	349
Custodian Fees	82
Shareholders’ Reports—Investor Shares	105
Shareholders’ Reports—Admiral Shares	32
Trustees’ Fees and Expenses	13
Total Expenses	20,687
Net Investment Income	153,536
Realized Net Gain (Loss)
Investment Securities Sold[2]	124,935
Futures Contracts	15,051
Foreign Currencies and Forward Currency Contracts	2,237
Realized Net Gain (Loss)	142,223
Change in Unrealized Appreciation (Depreciation)
Investment Securities	2,134,886
Futures Contracts	1,733
Foreign Currencies and Forward Currency Contracts	(2,800)
Change in Unrealized Appreciation (Depreciation)	2,133,819
Net Increase (Decrease) in Net Assets Resulting from Operations	2,429,578

1 Dividends are net of foreign withholding taxes of $2,440,000.

2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $882,000, $723,000, and $5,000 respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Windsor Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	153,536	345,737
Realized Net Gain (Loss)	142,223	562,705
Change in Unrealized Appreciation (Depreciation)	2,133,819	(708,628)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,429,578	199,814
Distributions
Net Investment Income
Investor Shares	(61,323)	(81,017)
Admiral Shares	(158,134)	(198,361)
Realized Capital Gain[1]
Investor Shares	(142,531)	(320,822)
Admiral Shares	(349,849)	(735,205)
Total Distributions	(711,837)	(1,335,405)
Capital Share Transactions
Investor Shares	(187,574)	(142,182)
Admiral Shares	202,342	291,239
Net Increase (Decrease) from Capital Share Transactions	14,768	149,057
Total Increase (Decrease)	1,732,509	(986,534)
Net Assets
Beginning of Period	16,598,601	17,585,135
End of Period[2]	18,331,110	16,598,601

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $0 and $9,986,000 respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $67,127,000 and $132,516,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Windsor Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$19.70	$21.06	$21.98	$19.50	$14.66	$12.92
Investment Operations
Net Investment Income	.192	. 394	. 356[1]	.279	.255	.252
Net Realized and Unrealized Gain (Loss)
on Investments	2.699	(.168)	.026	2.467	4.839	1.729
Total from Investment Operations	2.891	.226	.382	2.746	5.094	1.981
Distributions
Dividends from Net Investment Income	(. 256)	(. 317)	(. 339)	(. 266)	(. 254)	(. 241)
Distributions from Realized Capital Gains	(.595)	(1.269)	(.963)	—	—	—
Total Distributions	(.851)	(1.586)	(1.302)	(.266)	(.254)	(.241)
Net Asset Value, End of Period	$21.74	$19.70	$21.06	$21.98	$19.50	$14.66

Total Return[2]	14.87%	1.27%	1.76%	14.14%	35.17%	15.56%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,211	$4,896	$5,379	$7,179	$7,126	$6,711
Ratio of Total Expenses to
Average Net Assets[3]	0.31%	0.30%	0.39%	0.38%	0.37%	0.35%
Ratio of Net Investment Income to
Average Net Assets	1.69%	2.01%	1.64%[1]	1.33%	1.49%	1.80%
Portfolio Turnover Rate	26%	26%	28%	38%	40%	68%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Net investment income per share and the ratio of net investment income to average net assets include $.052 and 0.24%, respectively, resulting from income received from Covidien Ltd. in January 2015.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3 Includes performance-based investment advisory fee increases (decreases) of (0.05%), (0.06%), 0.03%, 0.03%, 0.02%, and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

19

Windsor Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$66.48	$71.04	$74.17	$65.81	$49.47	$43.59
Investment Operations
Net Investment Income	.626	1.398	1.291[1]	1.016	.924	.900
Net Realized and Unrealized Gain (Loss)
on Investments	9.128	(.545)	.062	8.314	16.329	5.844
Total from Investment Operations	9.754	.853	1.353	9.330	17.253	6.744
Distributions
Dividends from Net Investment Income	(.907)	(1.134)	(1.235)	(.970)	(.913)	(.864)
Distributions from Realized Capital Gains	(2.007)	(4.279)	(3.248)	—	—	—
Total Distributions	(2.914)	(5.413)	(4.483)	(.970)	(.913)	(.864)
Net Asset Value, End of Period	$73.32	$66.48	$71.04	$74.17	$65.81	$49.47

Total Return[2]	14.87%	1.41%	1.85%	14.24%	35.32%	15.71%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13,121	$11,703	$12,206	$10,884	$9,144	$5,795
Ratio of Total Expenses to
Average Net Assets[3]	0.20%	0.20%	0.29%	0.28%	0.27%	0.25%
Ratio of Net Investment Income to
Average Net Assets	1.80%	2.11%	1.74%[1]	1.43%	1.59%	1.90%
Portfolio Turnover Rate	26%	26%	28%	38%	40%	68%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Net investment income per share and the ratio of net investment income to average net assets include $.177 and 0.24%, respectively, resulting from income received from Covidien Ltd. in January 2015.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3 Includes performance-based investment advisory fee increases (decreases) of (0.05%), (0.06%), 0.03%, 0.03%, 0.02%, and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

20

Windsor Fund

Notes to Financial Statements

Vanguard Windsor Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

21

Windsor Fund

The fund enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate settlement values and notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the six months ended April 30, 2017, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

22

Windsor Fund

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and for the period ended April 30, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at April 30, 2017, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

23

Windsor Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The investment advisory firms Wellington Management Company LLP, and Pzena Investment Management, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Wellington Management Company, LLP, is subject to quarterly adjustments based on performance relative to the S&P 500 Index for the preceding three years. The basic fee of Pzena Investment Management Company, LLC, is subject to quarterly adjustments based on performance relative to the Russell 1000 Value Index for the preceding three years.

Vanguard manages the cash reserves of the fund as described below.

For the six months ended April 30, 2017, the aggregate investment advisory fee represented an effective annual basic rate of 0.13% of the fund’s average net assets, before a decrease of $4,816,000 (0.05%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At April 30, 2017, the fund had contributed to Vanguard capital in the amount of $1,255,000, representing 0.01% of the fund’s net assets and 0.50% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

24

Windsor Fund

The following table summarizes the market value of the fund’s investments as of April 30, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	17,284,572	541,058	—
Temporary Cash Investments	290,315	214,349	—
Futures Contracts—Liabilities[1]	(433)	—	—
Forward Currency Contracts—Liabilities	—	(3,018)	—
Total	17,574,454	752,389	—
1 Represents variation margin on the last day of the reporting period.

E. At April 30, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	June 2017	1,604	190,916	1,201

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

At April 30, 2017, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
				Contract Amount (000)
	Settlement					(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
BNP Paribas	6/21/17	USD	132,821	JPY	15,076	(2,713)
Goldman Sachs Bank AG	6/21/17	USD	11,276	JPY	1,288	(305)
						(3,018)
JPY—Japanese yen.
USD—U.S. dollar.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

25

Windsor Fund

During the six months ended April 30, 2017, the fund realized net foreign currency gains of $532,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

At April 30, 2017, the cost of investment securities for tax purposes was $13,808,049,000. Net unrealized appreciation of investment securities for tax purposes was $4,522,245,000, consisting of unrealized gains of $4,992,803,000 on securities that had risen in value since their purchase and $470,558,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended April 30, 2017, the fund purchased $2,300,169,000 of investment securities and sold $3,020,865,000 of investment securities, other than temporary cash investments.

H. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
		April 30, 2017	October 31, 2016
	Amount	Shares	Amount	Shares
	(000)	(000)	(000)	(000)
Investor Shares
Issued	180,319	8,493	345,135	18,933
Issued in Lieu of Cash Distributions	198,052	9,526	390,759	20,211
Redeemed	(565,945)	(26,740)	(878,076)	(46,152)
Net Increase (Decrease)—Investor Shares	(187,574)	(8,721)	(142,182)	(7,008)
Admiral Shares
Issued	402,343	5,615	730,078	11,200
Issued in Lieu of Cash Distributions	475,612	6,786	877,678	13,461
Redeemed	(675,613)	(9,501)	(1,316,517)	(20,440)
Net Increase (Decrease)—Admiral Shares	202,342	2,900	291,239	4,221

I. Management has determined that no material events or transactions occurred subsequent to April 30, 2017, that would require recognition or disclosure in these financial statements.

26

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

27

Six Months Ended April 30, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Windsor Fund	10/31/2016	4/30/2017	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,148.73	$1.65
Admiral Shares	1,000.00	1,148.73	1.07
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.26	$1.56
Admiral Shares	1,000.00	1,023.80	1.00

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.31% for Investor Shares and 0.20% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

28

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Windsor Fund has renewed the fund’s investment advisory arrangements with Pzena Investment Management, LLC (Pzena), and Wellington Management Company LLP (Wellington Management). The board determined that renewing the fund’s advisory arrangements was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisors and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term and took into account the organizational depth and stability of each advisor. The board considered the following:

Pzena. Founded in 1995, Pzena is a global investment management firm that employs a classic value investment approach. Pzena seeks to buy good businesses at low prices, focusing exclusively on companies that are underperforming their historically demonstrated earnings power. Pzena’s research team conducts intensive fundamental research, buying companies only when the problems are judged to be temporary, management has a viable strategy to generate earnings recovery, and there is meaningful downside protection in case earnings do not recover. Pzena has advised a portion of the fund since 2012.

Wellington Management. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional investment managers. Using a bottom-up, fundamentally driven approach, Wellington Management invests in solid companies whose current fundamentals are depressed relative to longer-term earnings potential. The advisor has the ability to seek undervalued stocks across the capitalization spectrum. The investment team has the support of Wellington Management’s global industry analysts in conducting its research-intensive approach. Wellington Management has advised the fund since its inception in 1958.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

29

Investment performance

The board considered the short- and long-term performance of the fund and each advisor, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider the profitability of Pzena or Wellington Management in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders will benefit from economies of scale because of breakpoints in the advisory fee schedules for Pzena and Wellington Management. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

30

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

31

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

32

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 197 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2005), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory

Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Board of Superintendence of the Institute for the Works of Religion.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior ManagementTeam
Mortimer J. Buckley	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q222 062017

Semiannual Report | April 30, 2017

Vanguard Windsor™ II Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	2
Advisors’ Report.	6
Fund Profile.	11
Performance Summary.	13
Financial Statements.	14
About Your Fund’s Expenses.	28
Trustees Approve Advisory Arrangements.	30
Glossary.	32

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• Your fund returned almost 13% for the six months ended April 30, 2017, about
1 percentage point more than its benchmark, the Russell 1000 Value Index, and a bit more than the average return of its large-cap value fund peers. For the period, growth stocks bested their value counterparts, while small-capitalization stocks outpaced mid- and large-caps.

• Each of the fund’s five advisors uses a value-oriented strategy and manages its piece of the portfolio with a long-term focus.

• Each of the fund’s 11 sectors had positive returns; eight posted double-digit returns.
Financial stocks, which outperformed their benchmark counterparts, added more than
5 percentage points to results. Within financials, banks contributed most. Information technology and health care stocks added about 2 percentage points apiece.

• The fund’s underweight allocation to energy stocks helped relative performance, even though its holdings in the sector returned less than 1%.

Total Returns: Six Months Ended April 30, 2017
Total
Returns
Vanguard Windsor II Fund
Investor Shares	12.76%
Admiral™ Shares	12.80
Russell 1000 Value Index	11.69
Large-Cap Value Funds Average	12.58

Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Windsor II Fund	0.33%	0.25%	1.09%

The fund expense ratios shown are from the prospectus dated February 23, 2017, and represent estimated costs for the current fiscal year. For the six months ended April 30, 2017, the fund’s annualized expense ratios were 0.34% for Investor Shares and 0.26% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Large-Cap Value Funds.

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

“Buy what you know.”

It’s one of the adages of investing, and it has plenty of intuitive appeal. After all, the familiar seems inherently less risky. It’s no wonder that many investors heavily tilt their portfolios toward the stocks and bonds of their home country. This is known in investing parlance as “home bias.”

U.S. investors sometimes think they can get all the global diversification they need by owning shares of U.S.-based multinational companies. And that may seem like the best of both worlds: international diversification without ever leaving the friendly confines of home.

The potential pitfall is that, as Vanguard research has suggested, the performance of a company’s shares tends to be highly correlated to its domestic market, regardless of where that company conducts most of its business.

Americans aren’t alone in being portfolio homebodies. Vanguard has found that in a range of developed countries—Australia, Canada, Japan, and the United Kingdom, as well as the United States—investors held a greater percentage of domestic stocks than would be indicated if they had taken their cues from a globally diversified, market-weighted benchmark. (You can see this tendency in the chart later in this letter.)

Why home bias exists

Vanguard’s Investment Strategy Group identified a range of reasons why investors might not embrace global diversification, including concerns about currency risk and an expectation that their home country will deliver outsized returns.

One factor we identified—preference for the familiar—seems particularly relevant. With so much global uncertainty about geopolitics, monetary policy, and the economic outlook, it’s understandable why investors may not want to stray too far from home.

But in their aversion to the unknown, investors can end up increasing, rather than lessening, their risks. That’s because they’re sacrificing broad global diversification—one of the best ways I know of to help control risk.

In many cases, individual country markets are much less diversified than the global market in total. Global investing, then, can be an answer for investors who want to reduce concentration risk. That can include overconcentration in a particular country, region, or industry.

And the good news is that global investing is easier than ever, thanks to the wide availability of low-cost, internationally diversified stock and bond funds. It’s possible, in a sense, to own the whole world with just a couple of funds.

Market Barometer
			Total Returns
		Periods Ended April 30, 2017
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	13.46%	18.03%	13.63%
Russell 2000 Index (Small-caps)	18.37	25.63	12.95
Russell 3000 Index (Broad U.S. market)	13.83	18.58	13.57
FTSE All-World ex US Index (International)	10.55	12.98	5.60

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-0.67%	0.83%	2.27%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-0.34	0.14	3.16
Citigroup Three-Month U.S. Treasury Bill Index	0.23	0.37	0.11

CPI
Consumer Price Index	1.16%	2.20%	1.22%

Expanding our opportunities

A key to overcoming home bias is reframing the way we look at investing outside our home countries. Take, for example, automakers or pharmaceutical companies. There are well-regarded firms in both industries located throughout the world. Over the next five years, nobody can know for sure whether a Japanese or U.S. or European company will produce a popular new sedan that outsells the competition or come up with new treatments to combat illness. So why not own them all? And that includes their bonds along with their stocks.

Full global diversification also allows you to capitalize on opportunities in both developed and emerging economies. Betting on which individual country—let alone company—will be the next market darling can be a fool’s errand.

A better choice can be to harness the potential of all markets. In my personal investment account, I have an emerging markets position that complements my developed-market holdings. Not only can global diversification help control risk, but it can also expand our set of opportunities among stocks and bonds.

Home bias shows investors across the world are fixated on the familiar

Investors often own a greater share of their home country’s stocks than would be indicated by the allocations of a globally diversified, market-capitalization-weighted index fund.

Notes: Data as of December 31, 2014 (the latest available from the International Monetary Fund, or IMF), in U.S. dollars. Domestic investment is calculated by subtracting total foreign investment (as reported by the IMF) in a given country from its market capitalization in the MSCI All Country World Index. Given that the IMF data are voluntary, there may be some discrepancies between the market values in the survey and the MSCI ACWI.

Sources: Vanguard, based on data from the IMF’s Coordinated Portfolio Investment Survey (2014), Bloomberg, Thomson Reuters Datastream, and FactSet.

Ultimately, I believe we have the best chance for investment success by giving ourselves more opportunities, not fewer. Own the whole haystack and you never have to worry about finding the needle.

Thank you for entrusting your assets to Vanguard.

F. William McNabb III

Chairman and Chief Executive Officer

May 12, 2017

Advisors’ Report

For the six months ended April 30, 2017, Vanguard Windsor II Fund returned 12.76% for Investor Shares and 12.80% for Admiral Shares. Your fund is managed by five independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment. The table below lists the advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies. The advisors have provided the following assessment of the investment environment during the past six months and the notable successes and shortfalls in their portfolios. These comments were prepared on May 16, 2017.

On a separate note, we want to congratulate Lazard Asset Management and portfolio managers Andrew Lacey and Christopher Blake on Lazard’s ten-year anniversary as advisor to the fund. We thank them for serving our shareholders with distinction.

Vanguard Windsor II Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Barrow, Hanley, Mewhinney &	51	24,709	Conducts fundamental research on individual stocks
Strauss, LLC			exhibiting traditional value characteristics:
			price/earnings and price/book ratios below the broad
			market average and dividend yields above the broad
			market average.
Lazard Asset Management LLC	19	9,128	Employs a relative-value approach that seeks a
			combination of attractive valuation and high financial
			productivity. The process is research-driven, relying
			upon bottom-up stock analysis performed by the firm’s
			global sector analysts.
Hotchkis and Wiley Capital	14	6,889	Uses a disciplined investment approach, focusing on
Management, LLC			such investment parameters as a company’s tangible
			assets, sustainable cash flow, and potential for
			improving business performance.
Sanders Capital, LLC	14	6,581	Employs a traditional, bottom-up, fundamental research
			approach to identifying securities that are undervalued
			relative to their expected total return.
Vanguard Quantitative Equity	1	301	Employs a quantitative fundamental management
Group			approach, using models that assess valuation, market
			sentiment, earnings quality and growth, and
			management decisions of companies versus their
			peers.
Cash Investments	1	482	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

Barrow, Hanley, Mewhinney &
Strauss, LLC

Portfolio Managers:

Jeff Fahrenbruch, CFA,
Managing Director

David Ganucheau, CFA,
Managing Director

The six months under review were very good for equities, with value stocks gaining roughly 12%. During this time, the start of a new administration in Washington considered business-friendly by the market, along with increased confidence in the economic outlook, boosted equities’ performance. The global outlook for growth is improving as well. The economy in Europe, which is still growing at a rate of 1% to 2%, appears to be expanding faster than most expected. This has helped European equities, which returned about 15%.

Financials led the strong domestic equity market. We used the strength in these names to exit positions in Capital One, PNC Financial Services, and State Street as they approached full valuations. We also exited positions in Marathon Petroleum and CenterPoint Energy after sharp moves upward stretched those shares’ valuations. We bought new positions in DuPont (which we expect will be run much more efficiently under its new leader, Ed Breen) and Lowe’s (which briefly traded at a discount when the market became concerned about rising interest rates).

The portfolio’s performance was boosted by its underweight in utilities and real estate, and by its financial holdings. Health care and information technology held back performance, with both Teva Pharmaceutical Industries and QUALCOMM underper-forming because of issues we believe will prove temporary.

Lazard Asset Management LLC

Portfolio Managers:

Andrew Lacey, Deputy Chairman

Christopher Blake, Managing Director

The S&P 500 Index rose 13.3% during the period. Markets rallied toward the latter half of 2016, buoyed by increased investor confidence in the U.S. economy’s resilience to global geopolitical risks and by optimism that the Trump administration would decrease regulation and work with Congress to lower corporate taxes and increase defense and infrastructure spending. However, the pace of the rally slowed in the first four months of 2017, tempered by the failure of a proposed health care bill to gain congressional approval.

Economic data were mixed during the six months: Employment reports generally exceeded expectations, but the economy continued to grow unevenly, culminating with lackluster readings of gross domestic product growth over the last two quarters. In light of an improving employment and inflation outlook, the Federal Open Market Committee elected to raise interest rates in December, and again in March.

Stock selection and an overweight position in information technology helped the portfolio’s performance, with Skyworks Solutions and Applied Materials the top contributors. Stock selection and an underweight position in the real estate sector also helped returns. Host Hotels & Resorts was the largest contributor in that sector; we sold our position in April.

Stock selection within consumer staples detracted from performance. The largest detractors included Molson Coors Brewing and Kellogg. Selection within the consumer discretionary sector also hurt returns. The largest detractors included J. C. Penney and L Brands. We sold our position in Penney in January and our position in L Brands in April.

Hotchkis and Wiley Capital
Management, LLC

Portfolio Managers:

George H. Davis, Jr.,
Chief Executive Officer

Sheldon J. Lieberman, Principal

The S&P 500 Index returned about 13% for the six months ended April 30, 2017. Aside from energy, the market’s worst-performing sector, cyclicals outperformed non-cyclicals. Financials led the way as interest rates increased after the election. Notwithstanding equity markets near all-time highs, opportunities for active value investors remain plentiful as select market segments continue to exhibit attractive valuations for the risks at hand. We remain partial to financials, technology, industrials, and consumer discretionary.

These sectors trade at compelling valuations, while sectors viewed as bond surrogates (for example, real estate, consumer staples, regulated utilities) exhibit rich valuations. As a result, the portfolio trades at a considerable valuation discount to the market—9.7 times earnings (compared to 14.6 for the Russell 1000 Value Index and 17.0 for the S&P 500 Index) and 1.5 times book value (compared to 1.9 for the Russell 1000 Value Index and 3.0 for the S&P 500 Index).

The portfolio did well over the period, boosted by strong stock selection, especially in health care, energy, and technology. Selection was weak in telecommunication services, where our sole holding, Vodafone, returned about –4%. The largest individual contributors to relative performance were Anthem, Bank of America, Ericsson, CNH Industrial, and NRG Energy; the largest detractors were Calpine, American International Group, Vodafone, Apache, and Cobalt International Energy.

Sanders Capital, LLC

Portfolio Managers:

Lewis A. Sanders, Chief Executive Officer
and Co-Chief Investment Officer

John P. Mahedy, Director of Research and
Co-Chief Investment Officer

The portfolio is positioned to benefit from sustained economic growth, rising interest rates, and technology-driven innovation. Banks, a major area of investment, have already been helped by the Federal Reserve’s moves to increase interest rates. Home builders have benefited from strong demand for new single family homes, a trend we expect to continue.

We also have investments in the pharmaceutical, semiconductor, computer, and media industries for which new products and services promise to stimulate faster growth. This approach has helped relative performance and we anticipate further gains. However, in light of the strong gains in the equity market overall, we have restructured the portfolio to reduce risk, harvesting gains in volatile segments such as banks and adding to our holdings in low-volatility industries, including food and beverages.

Vanguard Quantitative Equity Group

Portfolio Managers:

James P. Stetler

Anatoly Shtekhman, CFA

Binbin Guo, Principal, Head of Equity
Research and Portfolio Strategies

The Federal Reserve increased interest rates twice during the six months under review, raising the target federal funds rate to between 0.75% and 1.00%. The Fed’s decisions came as the U.S. economy posted mostly positive results. Unemployment hit 4.4%, its lowest level since 2007. Wages ticked up and commodities, especially oil, regained some ground during the period, fueling a rise in inflation. The Fed’s positive outlook on future economic expansion carried over to the U.S. stock market, where several indexes hit all-time highs during the period.

Although our overall performance is affected by the macroeconomic factors we’ve described, our approach to investing focuses on specific stock fundamentals that we believe are more likely to produce outperformance over the long run. Those fundamentals include high quality, management decisions, consistent earnings growth, strong market sentiment, and reasonable valuation.

Over the six months, the results from our combined model were positive, driven primarily by our quality component. Results exceeded those of the benchmark in seven of eleven sectors and were strongest in information technology, financials, and consumer discretionary. Our energy and industrials holdings lagged the most, followed by consumer staples.

In information technology, NVIDIA and DXC Technology contributed the most to relative performance; Bank of America did the same in financials, while Steel Dynamics led materials. In energy, our underweighting of Occidental Petroleum helped relative performance but our overweighting of Southwestern Energy and Apache hindered it. Other detractors included Spirit Realty Capital in real estate, Herbalife in consumer staples, and an underweighted allocation to CSX in industrials.

Windsor II Fund

Fund Profile
As of April 30, 2017

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWNFX	VWNAX
Expense Ratio[1]	0.33%	0.25%
30-Day SEC Yield	2.02%	2.10%

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		1000	Market
		Value	FA
	Fund	Index	Index
Number of Stocks	264	694	3,788
Median Market Cap	$84.7B	$60.0B	$58.1B
Price/Earnings Ratio	23.4x	24.5x	27.1x
Price/Book Ratio	2.2x	1.9x	2.8x
Return on Equity	23.0%	10.2%	24.8%
Earnings Growth
Rate	4.1%	4.8%	9.8%
Dividend Yield	2.3%	2.4%	1.8%
Foreign Holdings	10.7%	0.0%	0.0%
Turnover Rate
(Annualized)	35%	—	—
Short-Term Reserves	1.3%	—	—

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Volatility Measures
	Russell	DJ
	1000	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	0.96	0.95
Beta	1.00	0.98

Ten Largest Holdings (% of total net assets)
Microsoft Corp.	Systems Software	3.2%
Bank of America Corp.	Diversified Banks	2.7
Pfizer Inc.	Pharmaceuticals	2.6
Citigroup Inc.	Diversified Banks	2.6
Medtronic plc	Health Care
	Equipment	2.5
JPMorgan Chase & Co.	Diversified Banks	2.3
Wells Fargo & Co.	Diversified Banks	2.3
Oracle Corp.	Systems Software	2.2
United Technologies	Aerospace &
Corp.	Defense	2.2
Anthem Inc.	Managed Health
	Care	2.2
Top Ten		24.8%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 23, 2017, and represent estimated costs for the current fiscal year. For the six months ended April 30, 2017, the annualized expense ratios were 0.34% for Investor Shares and 0.26% for Admiral Shares.

Windsor II Fund

Sector Diversification (% of equity exposure)

			DJ
			U.S.
		Russell	Total
		1000	Market
		Value	FA
	Fund	Index	Index
Consumer
Discretionary	9.7%	4.6%	12.9%
Consumer Staples	10.5	8.5	8.2
Energy	8.6	11.9	5.9
Financials	17.0	26.3	14.6
Health Care	20.1	10.9	13.4
Industrials	10.5	10.3	10.8
Information
Technology	17.0	10.1	21.5
Materials	3.0	2.9	3.4
Real Estate	0.2	4.7	4.1
Telecommunication
Services	2.9	3.5	2.0
Utilities	0.5	6.3	3.2

Windsor II Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 2006, Through April 30, 2017

Average Annual Total Returns: Periods Ended March 31, 2017

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	6/24/1985	18.62%	11.66%	6.01%
Admiral Shares	5/14/2001	18.71	11.75	6.10

See Financial Highlights for dividend and capital gains information.

Windsor II Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (97.9%)[1]
Consumer Discretionary (9.4%)
	Twenty-First Century
	Fox Inc. Class A	18,501,600	565,039
	Carnival Corp.	7,437,320	459,403
	Lowe’s Cos. Inc.	4,890,150	415,076
	Target Corp.	6,582,100	367,610
	Delphi Automotive plc	3,098,786	249,142
	Omnicom Group Inc.	2,680,400	220,114
	McDonald’s Corp.	1,402,437	196,243
	DR Horton Inc.	5,950,000	195,696
	Ford Motor Co.	16,070,600	184,330
	Adient plc	2,139,096	157,352
^,*	Discovery
	Communications Inc.
	Class A	4,810,900	138,458
	Advance Auto Parts Inc.	883,854	125,631
	Lennar Corp. Class A	2,353,181	118,836
	General Motors Co.	3,061,283	106,043
	Comcast Corp. Class A	2,697,400	105,711
*	Madison Square
	Garden Co. Class A	504,267	101,746
	CBS Corp. Class B	1,283,100	85,403
	Genuine Parts Co.	913,881	84,095
	Goodyear Tire
	& Rubber Co.	2,127,900	77,094
*	AutoZone Inc.	99,930	69,171
	Bed Bath & Beyond Inc.	1,630,200	63,170
*	Meritage Homes Corp.	1,390,408	54,156
	Magna International Inc.	1,273,100	53,177
	CalAtlantic Group Inc.	1,297,087	46,981
	Honda Motor Co. Ltd.	1,390,321	40,466
*	Discovery
	Communications Inc.	1,401,900	39,225
	Publicis Groupe SA	537,720	38,821
	Ralph Lauren Corp.
	Class A	450,637	36,375
	Hyundai Motor Co.	263,261	33,297
^	Honda Motor Co.
	Ltd. ADR	1,091,200	31,754

	Harley-Davidson Inc.	520,600	29,575
*	Five Below Inc.	590,800	29,020
	Renault SA	141,608	13,205
	Best Buy Co. Inc.	41,325	2,141
	Darden Restaurants Inc.	22,849	1,947
	Lear Corp.	12,653	1,805
*	Liberty Global plc Class A	44,600	1,580
	Gap Inc.	34,605	907
	Coach Inc.	22,826	899
	Whirlpool Corp.	4,281	795
	Hasbro Inc.	3,517	349
	Kohl’s Corp.	8,900	347
	News Corp. Class B	24,011	312
*	Liberty Media Corp-Liberty
	Formula One Class A	7,200	244
*	DISH Network Corp.
	Class A	3,781	244
	Staples Inc.	9,048	88
			4,543,073
Consumer Staples (10.3%)
	Philip Morris
	International Inc.	9,268,614	1,027,333
^	Imperial Brands plc ADR	16,689,950	829,858
	Altria Group Inc.	11,206,432	804,398
	CVS Health Corp.	9,739,300	802,908
	Coca-Cola Co.	8,541,847	368,581
	Molson Coors
	Brewing Co.
	Class B	2,742,078	262,938
	Kellogg Co.	3,360,475	238,594
	Walgreens Boots
	Alliance Inc.	2,477,700	214,420
	PepsiCo Inc.	1,687,274	191,135
*	Nestle SA	1,130,978	87,108
	Wal-Mart Stores Inc.	901,213	67,753
	Bunge Ltd.	395,400	31,248
	Procter & Gamble Co.	86,527	7,556
	Conagra Brands Inc.	51,254	1,988
	Tyson Foods Inc. Class A	19,322	1,242
	Pilgrim’s Pride Corp.	21,973	570
			4,937,630

Windsor II Fund

			Market
			Value•
		Shares	($000)
Energy (8.4%)
	ConocoPhillips	17,239,758	825,957
	BP plc ADR	16,720,549	573,849
	Phillips 66	6,480,369	515,578
	Occidental
	Petroleum Corp.	7,946,257	489,013
	Chevron Corp.	2,444,772	260,857
	Cabot Oil & Gas Corp.	7,238,909	168,232
	Schlumberger Ltd.	2,207,945	160,275
	Marathon Oil Corp.	9,803,100	145,772
	Range Resources Corp.	4,972,105	131,711
	Hess Corp.	2,503,900	122,265
	EOG Resources Inc.	1,147,800	106,172
	Royal Dutch
	Shell plc ADR	1,934,806	100,978
	Murphy Oil Corp.	3,654,100	95,664
	Apache Corp.	1,908,929	92,850
	Pioneer Natural
	Resources Co.	530,600	91,789
	Cimarex Energy Co.	467,465	54,544
	Valero Energy Corp.	647,708	41,848
*	Kosmos Energy Ltd.	5,210,700	31,316
	Exxon Mobil Corp.	95,039	7,760
^,*	Cobalt International
	Energy Inc.	14,963,900	5,852
	ONEOK Inc.	34,547	1,818
*	Energen Corp.	30,499	1,586
	Devon Energy Corp.	32,729	1,292
*	Newfield Exploration Co.	33,656	1,165
*	Chesapeake Energy Corp.	196,098	1,032
	Williams Cos. Inc.	33,540	1,027
*	Southwestern Energy Co.	133,271	1,001
	Ensco plc Class A	55,405	437
	Kinder Morgan Inc.	4,200	87
			4,031,727
Financials (16.6%)
	Bank of America Corp.	55,150,591	1,287,215
	Citigroup Inc.	20,980,161	1,240,347
	JPMorgan Chase & Co.	12,544,709	1,091,390
	Wells Fargo & Co.	20,139,496	1,084,310
	American Express Co.	8,735,467	692,286
	American International
	Group Inc.	5,370,581	327,122
	Morgan Stanley	4,997,600	216,746
	Fifth Third Bancorp	8,304,129	202,870
	Intercontinental
	Exchange Inc.	3,347,000	201,489
	Navient Corp.	12,975,040	197,221
	Citizens Financial
	Group Inc.	4,569,200	167,735
*	SLM Corp.	12,868,652	161,373
	BNP Paribas SA	2,121,364	149,720
	Capital One
	Financial Corp.	1,832,093	147,264
	State Street Corp.	1,398,600	117,342
	Aon plc	901,250	108,006

	Travelers Cos. Inc.	842,400	102,486
	Barclays plc	36,326,564	99,477
	Goldman Sachs
	Group Inc.	328,252	73,463
	SunTrust Banks Inc.	1,126,924	64,020
	Sumitomo Mitsui
	Financial Group Inc.	1,036,900	38,501
	CIT Group Inc.	821,600	38,048
	Bank of New York
	Mellon Corp.	780,700	36,740
	Allstate Corp.	422,700	34,361
	Prudential Financial Inc.	284,473	30,447
	Synchrony Financial	1,044,121	29,027
	Banco de Sabadell SA	12,781,367	24,584
	Aflac Inc.	29,202	2,187
	Discover Financial
	Services	33,947	2,125
	Principal Financial
	Group Inc.	32,147	2,094
	Everest Re Group Ltd.	7,752	1,951
	Regions Financial Corp.	137,596	1,892
	Lincoln National Corp.	28,600	1,886
	Unum Group	40,311	1,868
	Reinsurance Group
	of America Inc. Class A	12,880	1,610
	Charles Schwab Corp.	34,344	1,334
	Ameriprise Financial Inc.	7,939	1,015
	US Bancorp	15,698	805
	PNC Financial Services
	Group Inc.	3,336	399
	Leucadia National Corp.	11,500	292
	Chubb Ltd.	1,421	195
			7,983,243
Health Care (19.7%)
	Pfizer Inc.	36,763,320	1,247,012
	Medtronic plc	14,285,207	1,186,958
	Anthem Inc.	5,813,227	1,034,115
	Sanofi ADR	21,466,800	1,015,380
	Johnson & Johnson	7,833,070	967,149
*	Express Scripts
	Holding Co.	12,759,100	782,643
	Cardinal Health Inc.	10,323,881	749,411
	Teva Pharmaceutical
	Industries Ltd. ADR	17,079,600	539,374
	Merck & Co. Inc.	8,584,552	535,075
	UnitedHealth Group Inc.	1,292,500	226,032
	Zoetis Inc.	3,250,597	182,391
	Cigna Corp.	1,099,218	171,885
	Stryker Corp.	1,118,650	152,550
*	Biogen Inc.	502,005	136,149
	Allergan plc	523,080	127,558
	Humana Inc.	514,400	114,186
	GlaxoSmithKline plc ADR	2,591,100	105,976
	Roche Holding AG	362,000	94,723
	Zimmer Biomet
	Holdings Inc.	349,800	41,854

Windsor II Fund

			Market
			Value•
		Shares	($000)
	AbbVie Inc.	582,498	38,410
	Eli Lilly & Co.	36,522	2,997
	Aetna Inc.	21,582	2,915
	Baxter International Inc.	35,215	1,961
*	Quintiles IMS Holdings Inc.	9,700	817
	Danaher Corp.	5,946	495
	Bristol-Myers Squibb Co.	4,782	268
	Gilead Sciences Inc.	1,900	130
			9,458,414
Industrials (10.2%)
	United Technologies
	Corp.	8,805,572	1,047,775
	Johnson Controls
	International plc	24,676,974	1,025,822
	Honeywell
	International Inc.	4,563,361	598,439
	General Dynamics Corp.	2,164,300	419,420
	Eaton Corp. plc	3,069,900	232,207
	United Parcel Service Inc.
	Class B	2,052,000	220,508
	Koninklijke Philips NV	5,029,307	173,109
	Raytheon Co.	1,008,183	156,480
	Cummins Inc.	1,030,307	155,514
^,*	CNH Industrial NV	11,893,000	132,012
	Rockwell Collins Inc.	1,055,100	109,825
	Boeing Co.	580,900	107,368
	Deere & Co.	718,376	80,178
*	Copart Inc.	2,415,410	74,636
	Stanley Black
	& Decker Inc.	488,022	66,444
	General Electric Co.	2,281,203	66,132
	Parker-Hannifin Corp.	342,021	54,997
	Union Pacific Corp.	424,025	47,474
*	Kirby Corp.	648,750	45,802
	PACCAR Inc.	496,900	33,158
	Embraer SA ADR	1,339,300	25,715
	Emerson Electric Co.	41,700	2,514
	Delta Air Lines Inc.	52,158	2,370
	L3 Technologies Inc.	11,404	1,959
	Rockwell Automation Inc.	10,847	1,707
	Owens Corning	27,010	1,644
	American Airlines
	Group Inc.	38,483	1,640
	Allison Transmission
	Holdings Inc.	36,355	1,406
	ManpowerGroup Inc.	12,800	1,293
	Jacobs Engineering
	Group Inc.	20,693	1,136
			4,888,684
Information Technology (16.5%)
	Microsoft Corp.	22,824,124	1,562,540
	Oracle Corp.	23,846,500	1,072,139
	QUALCOMM Inc.	12,500,932	671,800
	Apple Inc.	3,858,456	554,267
*	Alphabet Inc. Class A	489,418	452,477
*	Alphabet Inc. Class C	396,656	359,355

	Cisco Systems Inc.	10,469,183	356,685
	Hewlett Packard
	Enterprise Co.	18,609,800	346,701
	Samsung Electronics
	Co. Ltd.	153,400	300,730
*	eBay Inc.	7,627,334	254,829
	Taiwan Semiconductor
	Manufacturing Co.
	Ltd. ADR	7,567,119	250,245
	Visa Inc. Class A	2,529,600	230,750
	Intel Corp.	5,868,134	212,133
	Corning Inc.	7,065,500	203,840
	Motorola Solutions Inc.	2,342,825	201,413
	Telefonaktiebolaget
	LM Ericsson ADR	27,493,900	178,435
	Skyworks Solutions Inc.	1,680,300	167,593
*	Vantiv Inc. Class A	1,796,840	111,476
	Fidelity National
	Information
	Services Inc.	1,108,550	93,329
	Applied Materials Inc.	1,844,550	74,907
	TE Connectivity Ltd.	948,800	73,409
	Cypress Semiconductor
	Corp.	4,864,620	68,153
*	DXC Technology Co.	627,967	47,311
*	Palo Alto Networks Inc.	414,900	44,979
*	Teradata Corp.	1,182,296	34,499
	SK Hynix Inc.	152,562	7,227
	International Business
	Machines Corp.	33,178	5,318
	HP Inc.	142,659	2,685
	Seagate Technology plc	41,567	1,751
	NVIDIA Corp.	14,481	1,510
*	NCR Corp.	33,920	1,399
	Marvell Technology
	Group Ltd.	79,996	1,202
*	Dell Technologies Inc.
	Class V	5,800	389
	Avnet Inc.	9,208	356
			7,945,832
Materials (2.9%)
	Air Products
	& Chemicals Inc.	5,477,362	769,569
	EI du Pont de
	Nemours & Co.	3,280,406	261,612
*	Crown Holdings Inc.	2,911,600	163,312
	PPG Industries Inc.	868,200	95,363
	International Paper Co.	988,300	53,339
	Agrium Inc.	474,750	44,593
	LyondellBasell Industries
	NV Class A	26,611	2,256
*	Freeport-McMoRan Inc.	156,670	1,998
	WestRock Co.	36,276	1,943
	Albemarle Corp.	17,760	1,934
	Steel Dynamics Inc.	50,069	1,809
	FMC Corp.	4,838	354

Windsor II Fund

			Market
			Value•
		Shares	($000)
	Dow Chemical Co.	4,457	280
	Celanese Corp. Class A	2,799	244
			1,398,606
Other (0.5%)
	SPDR S&P500 ETF Trust	737,143	175,499
2	Vanguard Value ETF	630,600	60,121
			235,620
Real Estate (0.2%)
	Prologis Inc.	1,170,450	63,684
	Host Hotels
	& Resorts Inc.	894,680	16,059
	Senior Housing
	Properties Trust	85,125	1,832
^	Omega Healthcare
	Investors Inc.	53,533	1,767
	Colony NorthStar Inc.
	Class A	126,367	1,652
	WP Carey Inc.	20,569	1,288
	Uniti Group Inc.	24,667	677
	VEREIT Inc.	75,691	633
	Hospitality Properties Trust	19,400	617
	Spirit Realty Capital Inc.	49,854	470
			88,679
Telecommunication Services (2.8%)
	Verizon
	Communications Inc.	14,962,351	686,921
	AT&T Inc.	13,288,785	526,635
	Vodafone Group plc
	ADR	5,168,836	135,372
*	Sprint Corp.	188,100	1,699
			1,350,627
Utilities (0.4%)
*	Calpine Corp.	12,215,500	124,598
	Southern Co.	535,800	26,683
	PPL Corp.	685,871	26,139
	PG&E Corp.	37,001	2,481
	Edison International	28,767	2,300
	Exelon Corp.	62,042	2,149
	CenterPoint Energy Inc.	69,833	1,992
	UGI Corp.	36,621	1,837
	FirstEnergy Corp.	58,344	1,747
	MDU Resources
	Group Inc.	59,943	1,612
	AES Corp.	141,148	1,596
	National Fuel Gas Co.	27,284	1,511
	NRG Energy Inc.	45,715	773
			195,418
Total Common Stocks
(Cost $35,628,745)			47,057,553

Temporary Cash Investments (2.1%)[1]
Money Market Fund (2.1%)
[3,4]	Vanguard Market
	Liquidity Fund,
	1.034%	9,995,486	999,748

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
	United States Treasury Bill,
	0.602%, 5/18/17	6,500	6,498
5	United States Treasury Bill,
	0.597%, 5/25/17	5,000	4,998
	United States Treasury Bill,
	0.713%, 6/1/17	100	100
5	United States Treasury Bill,
	0.741%, 6/8/17	200	200
5	United States Treasury Bill,
	0.756%–0.771%, 6/22/17	5,500	5,494
			17,290
Total Temporary Cash Investments
(Cost $1,016,941)			1,017,038
Total Investments (100.0%)
(Cost $36,645,686)			48,074,591

			Amount
			($000)
Other Assets and Liabilities (0.0%)
Other Assets
Investment in Vanguard			3,299
Receivables for Investment Securities Sold 526,157
Receivables for Accrued Income			47,777
Receivables for Capital Shares Issued			408,629
Other Assets			13,001
Total Other Assets			998,863
Liabilities
Payables for Investment Securities
Purchased			(289,139)
Collateral for Securities on Loan			(77,986)
Payables to Investment Advisor			(13,950)
Payables for Capital Shares Redeemed			(527,822)
Payables to Vanguard			(74,337)
Other Liabilities			(608)
Total Liabilities			(983,842)
Net Assets (100%)			48,089,612

Windsor II Fund

At April 30, 2017, net assets consisted of:

Amount
($000)
Paid-in Capital	34,353,454
Undistributed Net Investment Income	218,797
Accumulated Net Realized Gains	2,087,975
Unrealized Appreciation (Depreciation)
Investment Securities	11,428,905
Futures Contracts	460
Foreign Currencies	21
Net Assets	48,089,612

Investor Shares—Net Assets
Applicable to 391,683,227 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	14,472,338
Net Asset Value Per Share—
Investor Shares	$36.95

Admiral Shares—Net Assets
Applicable to 512,650,926 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	33,617,274
Net Asset Value Per Share—
Admiral Shares	$65.58

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $74,483,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.7% and 1.3%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $77,986,000 of collateral received for securities on loan.
5 Securities with a value of $6,559,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Statement of Operations

Six Months Ended
April 30, 2017
($000)
Investment Income
Income
Dividends[1,2]	538,582
Interest[2]	5,700
Securities Lending—Net	641
Total Income	544,923
Expenses
Investment Advisory Fees—Note B
Basic Fee	33,314
Performance Adjustment	(5,656)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	14,221
Management and Administrative—Admiral Shares	21,576
Marketing and Distribution—Investor Shares	1,101
Marketing and Distribution—Admiral Shares	960
Custodian Fees	194
Shareholders’ Reports—Investor Shares	232
Shareholders’ Reports—Admiral Shares	141
Trustees’ Fees and Expenses	35
Total Expenses	66,118
Expenses Paid Indirectly	(1,211)
Net Expenses	64,907
Net Investment Income	480,016
Realized Net Gain (Loss)
Investment Securities Sold[2]	2,113,941
Futures Contracts	16,875
Foreign Currencies	(96)
Realized Net Gain (Loss)	2,130,720
Change in Unrealized Appreciation (Depreciation)
Investment Securities	3,017,876
Futures Contracts	797
Foreign Currencies	133
Change in Unrealized Appreciation (Depreciation)	3,018,806
Net Increase (Decrease) in Net Assets Resulting from Operations	5,629,542

1 Dividends are net of foreign withholding taxes of $4,951,000.

2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $790,000, $5,652,000, and $94,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	480,016	1,133,226
Realized Net Gain (Loss)	2,130,720	2,821,008
Change in Unrealized Appreciation (Depreciation)	3,018,806	(2,689,493)
Net Increase (Decrease) in Net Assets Resulting from Operations	5,629,542	1,264,741
Distributions
Net Investment Income
Investor Shares	(186,544)	(322,488)
Admiral Shares	(439,036)	(710,701)
Realized Capital Gain[1]
Investor Shares	(754,617)	(772,959)
Admiral Shares	(1,716,810)	(1,596,656)
Total Distributions	(3,097,007)	(3,402,804)
Capital Share Transactions
Investor Shares	(72,288)	(908,254)
Admiral Shares	864,854	650,239
Net Increase (Decrease) from Capital Share Transactions	792,566	(258,015)
Total Increase (Decrease)	3,325,101	(2,396,078)
Net Assets
Beginning of Period	44,764,511	47,160,589
End of Period[2]	48,089,612	44,764,511

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $129,460,000 and $218,890,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $218,797,000 and $364,457,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$35.03	$36.73	$39.59	$36.19	$29.33	$25.68
Investment Operations
Net Investment Income	. 370	. 847[1]	.809	.868	.740	.644
Net Realized and Unrealized Gain (Loss)
on Investments	4.002	.096	(.229)	4.167	6.842	3.627
Total from Investment Operations	4.372	.943	.580	5.035	7.582	4.271
Distributions
Dividends from Net Investment Income	(. 486)	(.781)	(. 827)	(. 838)	(.722)	(. 621)
Distributions from Realized Capital Gains	(1.966)	(1.862)	(2.613)	(.797)	—	—
Total Distributions	(2.452)	(2.643)	(3.440)	(1.635)	(.722)	(.621)
Net Asset Value, End of Period	$36.95	$35.03	$36.73	$39.59	$36.19	$29.33

Total Return[2]	12.76%	2.86%	1.57%	14.36%	26.26%	16.90%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$14,472	$13,773	$15,397	$17,312	$18,034	$18,255
Ratio of Total Expenses to
Average Net Assets[3]	0.34%	0.33%	0.34%	0.36%	0.36%	0.35%
Ratio of Net Investment Income to
Average Net Assets	1.98%	2.46%	2.12%	2.28%	2.25%	2.30%
Portfolio Turnover Rate	35%	33%	26%	27%	27%	22%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3 Includes performance-based investment advisory fee increases (decreases) of (0.02%), (0.03%), (0.02%), 0.00%, (0.01%), and (0.02%).

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$62.18	$65.20	$70.27	$64.23	$52.06	$45.59
Investment Operations
Net Investment Income	. 683	1.552[1]	1.492	1.601	1.366	1.188
Net Realized and Unrealized Gain (Loss)
on Investments	7.097	.168	(.401)	7.398	12.134	6.424
Total from Investment Operations	7.780	1.720	1.091	8.999	13.500	7.612
Distributions
Dividends from Net Investment Income	(.892)	(1.437)	(1.525)	(1.545)	(1.330)	(1.142)
Distributions from Realized Capital Gains	(3.488)	(3.303)	(4.636)	(1.414)	—	—
Total Distributions	(4.380)	(4.740)	(6.161)	(2.959)	(1.330)	(1.142)
Net Asset Value, End of Period	$65.58	$62.18	$65.20	$70.27	$64.23	$52.06

Total Return[2]	12.80%	2.94%	1.66%	14.46%	26.36%	16.98%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$33,617	$30,991	$31,763	$32,898	$27,593	$19,032
Ratio of Total Expenses to
Average Net Assets[3]	0.26%	0.25%	0.26%	0.28%	0.28%	0.27%
Ratio of Net Investment Income to
Average Net Assets	2.06%	2.54%	2.20%	2.36%	2.33%	2.38%
Portfolio Turnover Rate	35%	33%	26%	27%	27%	22%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

3 Includes performance-based investment advisory fee increases (decreases) of (0.02%), (0.03%), (0.02%), 0.00%, (0.01%), and (0.02%).

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Notes to Financial Statements

Vanguard Windsor II Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Windsor II Fund

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended April 30, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2013–2016), and for the period ended April 30, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements. 5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at April 30, 2017, or at any time during the period then ended.

Windsor II Fund

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The investment advisory firms Barrow, Hanley, Mewhinney & Strauss, LLC, Lazard Asset Management LLC, Hotchkis and Wiley Capital Management, LLC, and Sanders Capital, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Barrow, Hanley, Mewhinney & Strauss, LLC, is subject to quarterly adjustments based on performance relative to the MSCI US Prime Market 750 Index for the preceding three years. The basic fee of Lazard Asset Management LLC is subject to quarterly adjustments based on performance relative to the S&P 500 Index for the preceding three years. The basic fee of Hotchkis and Wiley Capital Management, LLC, is subject to quarterly adjustments based on performance relative to the MSCI US Investable Market 2500 Index for the preceding five years. The basic fee of Sanders Capital, LLC, is subject to quarterly adjustments based on performance relative to the Russell 3000 Index for the preceding five years.

Vanguard provides investment advisory services to a portion of the fund as described below; the fund paid Vanguard advisory fees of $166,000 for the six months ended April 30, 2017.

For the six months ended April 30, 2017, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.14% of the fund’s average net assets, before a decrease of $5,656,000 (0.02%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At April 30, 2017, the fund had contributed to Vanguard capital in the amount of $3,299,000, representing 0.01% of the fund’s net assets and 1.32% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended April 30, 2017, these arrangements reduced the fund’s expenses by $1,211,000 (an annual rate of 0.00% of average net assets).

Windsor II Fund

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of April 30, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	46,129,694	927,859	—
Temporary Cash Investments	999,748	17,290	—
Futures Contracts—Liabilities[1]	(606)	—	—
Total	47,128,836	945,149	—
1 Represents variation margin on the last day of the reporting period.

F. At April 30, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	June 2017	3,541	421,468	460

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended April 30, 2017, the fund realized net foreign currency losses of $96,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

Windsor II Fund

At April 30, 2017, the cost of investment securities for tax purposes was $36,645,686,000. Net unrealized appreciation of investment securities for tax purposes was $11,428,905,000, consisting of unrealized gains of $13,638,747,000 on securities that had risen in value since their purchase and $2,209,842,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended April 30, 2017, the fund purchased $8,005,816,000 of investment securities and sold $9,766,529,000 of investment securities, other than temporary cash investments.

I. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
		April 30, 2017	October 31, 2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	356,974	9,797	680,830	20,254
Issued in Lieu of Cash Distributions	919,818	25,896	1,070,182	31,483
Redeemed	(1,349,080)	(37,164)	(2,659,266)	(77,750)
Net Increase (Decrease)—Investor Shares	(72,288)	(1,471)	(908,254)	(26,013)
Admiral Shares
Issued	1,270,674	19,715	2,193,824	36,339
Issued in Lieu of Cash Distributions	2,042,226	32,406	2,188,705	36,288
Redeemed	(2,448,046)	(37,900)	(3,732,290)	(61,400)
Net Increase (Decrease)—Admiral Shares	864,854	14,221	650,239	11,227

J. Management has determined that no material events or transactions occurred subsequent to April 30, 2017, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended April 30, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Windsor II Fund	10/31/2016	4/30/2017	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,127.63	$1.79
Admiral Shares	1,000.00	1,127.98	1.37
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.11	$1.71
Admiral Shares	1,000.00	1,023.51	1.30

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.34% for Investor Shares and 0.26% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (181/365).

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Windsor II Fund has renewed the fund’s investment advisory arrangements with Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley); Hotchkis and Wiley Capital Management, LLC (Hotchkis and Wiley); Lazard Asset Management LLC (Lazard); Sanders Capital, LLC (Sanders Capital); and The Vanguard Group, Inc. (Vanguard), through its Quantitative Equity Group. The board determined that renewing the fund’s advisory arrangements was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisors and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board considered the following:

Barrow Hanley. Founded in 1979, Barrow Hanley is known for its commitment to value investing. A subsidiary of Old Mutual Asset Managers, Barrow Hanley remains independently managed. Using fundamental research, Barrow Hanley seeks to make long-term investments in quality or improving businesses that are undervalued due to short-term disappointments. The firm seeks to construct a portfolio with strict adherence to valuation factors, below-average price-to-earnings and price-to-book value ratios, and above-average current yields. Barrow Hanley has advised the fund since the fund’s inception in 1985.

Hotchkis and Wiley. Founded in 1980, Hotchkis and Wiley is a value-oriented firm that manages various large-, mid-, and small-cap portfolios. Hotchkis and Wiley invests in companies where it believes that the present value of future cash flows exceeds the market price. The firm believes that the market frequently undervalues companies due to the extrapolation of current trends, while capital flows usually cause a company’s returns and profitability to normalize over the long term. Hotchkis and Wiley seeks to identify these companies with a disciplined, bottom-up research process. The portfolio managers leverage the support of a broad analyst team, which is organized into sector teams in an effort to better understand the impact that industry dynamics and macro-economic risk factors might have on individual companies. Hotchkis and Wiley has managed a portion of the fund since 2003.

Lazard. Lazard provides investment management services for clients around the world in a variety of investment mandates, including international equities, domestic equities, and fixed income securities. The investment team at Lazard employs a relative value, bottom-up stock-selection process to identify stocks with sustainable financial productivity and attractive valuations. Utilizing scenario analysis, the team seeks to understand the durability and future direction of financial productivity and valuation. Lazard is a subsidiary of Lazard Freres & Co LLC and has managed a portion of the fund since 2007.

Sanders Capital. Founded in 2009, Sanders Capital employs a traditional, bottom-up, fundamental research approach to identify securities that are undervalued relative to their expected total return. The portfolio managers are supported by a well-credentialed and experienced sector analyst team, in addition to a quantitative research analyst. Sanders Capital has managed a portion of the fund since 2010.

Vanguard. Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the fund since 1991.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the fund and each advisor, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expense rates were also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory expense rates.

The board did not consider profitability of Barrow Hanley, Hotchkis and Wiley, Lazard, or Sanders Capital in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for Barrow Hanley, Hotchkis and Wiley, Lazard, and Sanders Capital. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board also concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 197 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2005), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory

Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Board of Superintendence of the Institute for the Works of Religion.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior ManagementTeam
Mortimer J. Buckley	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac

Chairman Emeritus and Senior Advisor John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q732 062017

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WINDSOR FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: June 15, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WINDSOR FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: June 15, 2017

VANGUARD WINDSOR FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: June 15, 2017

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on October 4, 2016 see file Number
33-32548, Incorporated by Reference.